UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 28, 2019 (January 22, 2019)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 5.02. Appointment of Directors.
On January 22, 2019, pursuant to that certain Stockholders Agreement, entered into as of November 7, 2018 (the “Stockholders Agreement”), the Board, upon designation by Harbin Pharmaceutical Group Co., Ltd., a company incorporated in the People’s Republic of China (“Hayao”), and based on the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Hsing Chow and Yong Kai Wong to the Board, effective January 22, 2019. The Board had previously adopted resolutions to increase the size of the Board to ten members and Messrs. Chow and Wong have been appointed to fill the two resulting vacancies. The terms and conditions of the Stockholders Agreement are described in our Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2018 and is incorporated herein by reference.

Since 2015, Mr. Chow has served as Group Vice President of Hayao. Prior to his service at Hayao, Mr. Chow served as Regional General Manager at Flextronics Global OPS, a leading electronics manufacturing services provider focused on delivering complete design, engineering and manufacturing services to automotive, computing, consumer, industrial, infrastructure, medical and mobile OEMs. Mr. Chow holds both a Bachelor of Science and Master of Science degree from New Jersey Institute of Technology.

Since 2012, Mr. Wong has served as Managing Director of CITIC Capital Holdings Limited, an affiliate of Hayao. Mr. Wong holds a CSREP degree from Harvard University, a Masters of Business Administration from University of Chicago Booth School of Business and a Master of Laws (LLM) from the University of Cambridge.

The Company also entered into an Indemnification Agreement and Confidentiality Agreement with each of Mr. Chow and Mr. Wong. The Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Mr. Chow and Mr. Wong to the fullest extent permitted by law for claims relating to his service to the Company or its subsidiaries. The Company’s form of indemnification agreement was filed with the SEC on October 29, 2015 as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q and is incorporated herein by reference.

The Board has determined that each of Mr. Chow and Mr. Wong meet the Designee Qualifications set forth in the Stockholders Agreement. Other than the foregoing, there is no arrangement or understanding between Mr. Chow or Mr. Wong and any other persons pursuant to which Mr. Chow and Mr. Wong were selected as a director, and other than the transactions contemplated by that certain Master Reorganization and Subscription Agreement, dated November 7, 2018, by and among the Company, Hayao and certain of their respective affiliates (the terms and conditions of which are described in the Company’s Current Report on Form 8-K as filed with the SEC on November 14, 2018, which is incorporated herein by reference), there are no related party transactions involving Mr. Chow or Mr. Wong that are reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: January 28, 2019 By:	/s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer